                                  EXHIBIT 10.16

                           SUPPORT SERVICES AGREEMENT

                THIS SUPPORT SERVICES AGREEMENT (this "Agreement") is effective as of May 1, 2004 (the "Effective Date") among Pegasus Communications Management Company, a Pennsylvania corporation (the "Company") and each of the entities listed on Attachment A hereto that is also a signatory hereto (each of which is referred to individually as an "Operating Affiliate" or collectively as the "Operating Affiliates").

                                   WITNESSETH:

                WHEREAS, Company and the Operating Affiliates desire to memorialize certain arrangements and understandings with respect to the performance and provision of certain services and resources; and

                WHEREAS, the parties have determined to memorialize such arrangements and undertakings on the terms and conditions set forth herein which are consistent with past practices.

                NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                1.      SERVICES

                (a)     Services.

                        (i) During the term of this Agreement, Company shall provide to each Operating Affiliate and its subsidiaries the services set forth on Attachment B (the "Services").

                        (ii) If any Operating Affiliate desires that Company provide any services in addition to the Services, such Operating Affiliate shall so notify Company and during the 30 days following the receipt of such notice, Company and such Operating Affiliate will mutually discuss the matter and negotiate in good faith with a view towards the provision of such services for appropriate compensation. If such services are added to the Agreement, the parties shall so amend Attachment B through an addendum, and such services shall be deemed "Services" hereunder for that Operating Affiliate.

                (b) Cross Services. Each Operating Affiliate or its subsidiaries may provide each other Operating Affiliate and its subsidiaries with services and products under such terms and conditions as they may agree (the "Cross Services").

                (c)     Term and Termination.

                        (i) Each Operating Affiliate may terminate its participation in this Agreement, in its entirety, upon 90 days prior notice to Company, if such Operating Affiliate's

Board of Directors determines that obtaining the Services from a third party (or performing such Services itself) is in its best interests.

                        (ii) Company may terminate this Agreement in its entirety or with respect to any Operating Affiliate upon 90 days prior notice to the affected Operating Affiliates.

                        (iii) Upon termination of this Agreement by any Operating Affiliate or by Company: each affected Operating Affiliate shall pay Company for all Services rendered and expenses incurred by Company (in accordance with Section 2) prior to the effective date of termination; and each affected party shall return to the other party all Confidential Information of the other party (including all copies thereof) and all other papers, materials and other property of the other party in such party's possession.

                        (iv) Sections 1(d), 1(e), 2 (as it relates to any then unreimbursed payments), and 3 through 6, and any other provision that should naturally extend beyond the termination of this Agreement shall survive termination of this Agreement for any reason.

                (d) Limited Warranty. Company shall provide the Services in good faith, and with due care, diligence and timeliness. Each Operating Affiliate acknowledges that Company is not in the business of providing such Services to third parties and that, except as set forth in this Section 1(d), Company does not otherwise warrant the Services. The warranty stated above is in lieu of and exclusive of all other representations and warranties of any kind whatsoever. EXCEPT AS STATED ABOVE, COMPANY DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS RELATING TO THE SERVICES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Each Operating Affiliate's sole remedy for Company's breach of this Section 1(d) shall be termination of this Agreement in accordance with Section 1(c)(i).

                (e) Warranty for Cross Services. Any warranty or representation relating to any of the Cross Services provided by an Operating Affiliate or its subsidiaries to another Operating Affiliate or its subsidiaries shall be as agreed in writing between the parties. EXCEPT AS STATED SPECIFICALLY IN ANY SUCH WRITTEN AGREEMENT, EACH OPERATING AFFILIATE THAT PROVIDES CROSS SERVICES DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS RELATING TO THE CROSS SERVICES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

                2.      PAYMENTS BY OPERATING AFFILIATES; REIMBURSEMENT

                (a) Fees. For the Services provided to each Operating Affiliate (and its subsidiaries), such Operating Affiliate shall pay to Company fees calculated in accordance with the methods set forth on Attachment B hereto.

                (b) Payment of Charges. Company shall invoice each Operating Affiliate for Services performed for such Operating Affiliate (and its subsidiaries) on such intervals as may be determined by Company. Payments shall be due 15 days after the end of the month in which the invoice for such Services was received by such Operating Affiliate; provided that Company may provide an estimate for Services performed for any Operating Affiliate prior to the date Company would otherwise invoice such Operating Affiliate, and the Operating Affiliate shall pay such estimated amount for Services performed by the Company, the amount of such estimated payment to be reconciled with the actual amount of Services invoiced for the applicable service interval.

                (c) Disputed Charges; Claims. (i) If an Operating Affiliate disputes any charges invoiced by Company pursuant to this Agreement, such Operating Affiliate shall deliver a written statement describing the dispute to Company within 15 days after receipt of the disputed invoice. The statement shall provide a sufficiently detailed description of the disputed items. Fees not so disputed shall be deemed accepted. If the parties cannot resolve the dispute in a mutually satisfactory manner, the dispute shall be submitted within 30 days after the date of notice to PricewaterhouseCoopers LLP (or its successor) or another independent public accounting firm mutually acceptable to the Company and the Operating Affiliate. The independent public accounting firm will review the books and records of the Operating Affiliate (or any subsidiary that is the subject of such disputed invoice) and Company and make such other investigation as they may deem necessary to verify the invoice. The costs of such accountants' fees shall be borne by the Operating Affiliate if the invoice is determined to be substantially correct, and borne by Company, if the invoice is determined to be substantially incorrect. Pending any such final determination, the Operating Affiliate shall pay the invoiced amount to Company, with appropriate adjustment (including interest at the rate of interest which commercial banks charge to their most creditworthy customers from the date of such payment) to be made following such final determination.

                        (ii) An Operating Affiliate's (and its subsidiaries') receipt of any of the Services performed hereunder shall be an unqualified acceptance of, and a waiver by such Operating Affiliate (and its subsidiaries') of any and all claims with respect to, such Services unless the Operating Affiliate gives Company notice of a claim within 30 days after the end of the month in which the invoice for such Services was received by the Operating Affiliate or its subsidiaries, as applicable, except for any claims arising from the bad faith, gross negligence or willful misconduct of Company.

                (d) Taxes. In addition to any other amounts payable to Company hereunder, each Operating Affiliate shall promptly reimburse Company for any taxes, excises, imposts, duties, levies, withholdings or other similar charges (excepting any taxes or charges based on Company's income) that Company may be required to pay on account of such Operating Affiliate (and its subsidiaries) in connection with the performance of Services, or with respect to payments made by such Operating Affiliate for such Services pursuant to this Agreement.

                (e) Reimbursement. Each of the Operating Affiliates acknowledges that Company may make payments to third parties (including for legal, insurance, financial, accounting, public relations and other consultant fees, costs and expenses) on behalf of an Operating Affiliate (or its subsidiaries) in connection with Company's provision of Services to such Operating Affiliate (or its subsidiaries) or otherwise. Each Operating Affiliate shall promptly, and in any event within 15 days after notice (which notice shall include, upon request of an Operating Affiliate, documentation of such expenses), reimburse Company for any such third party fees, costs and expenses attributable to it or its subsidiaries. Without limiting the foregoing, each Operating Affiliate also shall promptly reimburse Company for any and all other costs, expenses, and other amounts paid by Company, directly or indirectly, to third parties on behalf of or for the benefit of such Operating Affiliate (or its subsidiaries) in connection with Company's provision of Services to such Operating Affiliate (or its subsidiaries), including for costs, expenses and other payments made under guarantees, letters of credit, surety bonds and other contingent obligations entered into or agreed to by Company on behalf of or for the benefit of such Operating Affiliate (or its subsidiaries).

                3.      PAYMENTS FOR CROSS SERVICES, REIMBURSEMENT.

                Payments for Cross Services provided by an Operating Affiliate (or its subsidiaries) to any other Operating Affiliate and its subsidiaries shall be as agreed to by the parties on a case-by-case basis. For any third party fees, costs and expenses paid on its or its subsidiaries' behalf by another Operating Affiliate (or a subsidiary), each Operating Affiliate shall reimburse such other Operating Affiliate (or such subsidiary) in accordance with the terms of Section 2(e) above.

                4. INDEMNIFICATION; LIMITATION OF LIABILITY; DISCLAIMER OF DAMAGES.

                (a) Indemnification by Operating Affiliate. Each Operating Affiliate shall indemnify, defend and hold Company, its Affiliates and their respective officers, directors, agents and employees harmless from and against any and all demands, claims, actions, causes of action, suits and encumbrances brought or asserted by, or liabilities, penalties, obligations, losses, damages, costs and expenses paid or attributable to (including reasonable attorneys' fees and expenses), third parties (collectively, "Losses") to which Company may be subjected arising out of or attributable, directly or indirectly, to: (i) the performance or nonperformance of any Services for or on behalf of such Operating Affiliate or its subsidiaries (including Losses arising out of or relating to guarantees, letters of credit, surety bonds and other contingent obligations entered into or agreed to by Company on behalf of or for the benefit of such Operating Affiliate or its subsidiaries) or otherwise arising out of or attributable, directly or indirectly, to this Agreement, except for any Losses arising out of or attributable, directly or indirectly, to Company's gross negligence, bad faith or willful misconduct; (ii) any acts or omissions of such Operating Affiliate and its subsidiaries; or (iii) personal injuries, including death, or damage to property occurring on such Operating Affiliate's or any of its subsidiary's premises or arising out of or due to its operation of its business or its negligence.

                (b) Indemnification by Company. Company shall indemnify, defend and hold each Operating Affiliate, their respective Affiliates and their respective officers, directors, agents and employees harmless from and against any and all demands, claims, actions, causes of action, suits and encumbrances brought or asserted by, or Losses to which such Operating Affiliate may be subjected arising out of or attributable, directly or indirectly, to Company's gross negligence, bad faith or willful misconduct.

                (c) Indemnification Procedures. Promptly after receipt by an indemnified party of a notice of any third party claim or the commencement of any action, such indemnified party shall: (i) notify the indemnifying party in writing of any such claim;
(ii) provide the indemnifying party with reasonable assistance to settle or defend such claim, at the indemnifying party's own expense; and (iii) grant to the indemnifying party the right to control the defense and/or settlement of such claim, at the indemnifying party's own expense; provided, however, that:
(A) the failure to so notify, provide assistance and grant authority and control shall relieve the indemnifying party of its obligation to the indemnified party only to the extent that the indemnifying party is prejudiced thereby; (B) the indemnifying party shall not, without the indemnified party's consent (such consent not to be unreasonably withheld or delayed), agree to any settlement which: (x) makes any admission on behalf of the indemnified party; or (y) consents to any injunction against the indemnified party (except an injunction relating solely to the indemnified party's continued use of any infringing intellectual property); and (C) the indemnified party may, at its expense, participate in any legal proceeding to contest and defend a claim and to be represented by legal counsel of its choosing, but shall have no right to settle a claim without the indemnifying party's written consent.

                (d) Limitation of Liability. (i) UNDER NO CIRCUMSTANCES WILL COMPANY BE LIABLE (IN CONTRACT, TORT OR OTHERWISE) TO ANY OPERATING AFFILIATE OR ANY OF ITS SUBSIDIARIES FOR ANY LOSSES SUFFERED BY SUCH OPERATING AFFILIATE OR ANY OF ITS SUBSIDIARIES ARISING OUT OF OR ATTRIBUTABLE, DIRECTLY OR INDIRECTLY, TO THE PERFORMANCE OR NONPERFORMANCE BY COMPANY OF ANY SERVICES OR OTHERWISE ARISING OUT OF OR ATTRIBUTABLE, DIRECTLY OR INDIRECTLY, TO THIS AGREEMENT, EXCEPT FOR ANY SUCH LOSSES ARISING OUT OF OR ATTRIBUTABLE, DIRECTLY OR INDIRECTLY, TO THE BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF COMPANY.

                        (ii) UNDER NO CIRCUMSTANCES WILL ANY OPERATING AFFILIATE OR ITS SUBSIDIARIES BE LIABLE (IN CONTRACT, TORT OR OTHERWISE) TO ANY OTHER OPERATING AFFILIATE OR ITS SUBSIDIARIES FOR ANY LOSSES SUFFERED BY SUCH OTHER OPERATING AFFILIATE OR ITS SUBSIDIARIES BASED UPON THE TERMS AND PROVISIONS OF THIS AGREEMENT, UNLESS EXPRESSLY AGREED IN WRITING TO THE CONTRARY.

                        (iii) ANY LIABILITY OF THE PARTIES TO ONE ANOTHER ARISING WITH RESPECT TO ANY MATTERS ARISING OUT OF OR ATTRIBUTABLE TO, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, REGARDLESS OF THE FORM OF THE CLAIM OR CAUSE OF ACTION (WHETHER BASED IN CONTRACT, INFRINGEMENT, NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE), SHALL BE LIMITED TO ACTUAL DAMAGES. IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR ANY INDIRECT, EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF ANTICIPATED PROFITS, LOSS OF USE, LOSS OF REVENUE, COST OF CAPITAL AND LOSS OR DAMAGE OF OTHER PROPERTY OR EQUIPMENT, WHETHER ARISING UNDER CONTRACT, IN TORT, AT LAW, OR IN EQUITY, OF SUCH OTHER PARTY OF ANY OTHER PERSON, AND REGARDLESS OF WHETHER ANY PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                5.      OWNERSHIP OF WORK PRODUCT.

                (a) Except as set forth in Section 5(b) below, all proprietary tools and methodologies and all written materials which were preexisting or originated with or were prepared by Company pursuant to this Agreement shall belong to Company, except to the extent such may be acquired by such Operating Affiliate or any of its subsidiaries pursuant to any separate written agreement signed by authorized representatives of each party.

                (b) All data provided to Company pursuant to this Agreement by or on behalf of an Operating Affiliate or any of its subsidiaries, is the Confidential Information of such Operating Affiliate or subsidiary, and shall remain the property of such Operating Affiliate or any of its subsidiaries, as applicable.

                (c) All data provided to an Operating Affiliate or any of its subsidiaries pursuant to this Agreement by or on behalf of another Operating Affiliate or any of its subsidiaries, is the Confidential Information of such other Operating Affiliate or its subsidiaries, as applicable, and shall remain the property of such other Operating Affiliate or its subsidiaries, as applicable.

                (d) No license under any patents, know-how, trade secrets, copyrights, or other rights is granted by this Agreement or any disclosure hereunder.

                (e) Each Operating Affiliate shall have reasonable access to all data, records, files, statements, invoices, billings, and other information generated by or in custody of Company relating to the Services provided to such Operating Affiliate or any of its subsidiaries pursuant to this Agreement.

                6.      MISCELLANEOUS.

                (a) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given to the address or facsimile number set forth opposite such party's signature on the signature page hereto or such other address as a party may designate by notice. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been revised until the next succeeding business day in the place of receipt.

                (b)     Amendments and Waivers.

                        (i) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement affected by the amendment, or in the case of a waiver, by the party against whom the waiver is to be effective.

                        (ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and are not exclusive of any rights or remedies provided by law.

                (c) Force Majeure. A party shall be relieved of its obligations hereunder, if and to the extent that any of the following events hinder, limit or make commercially impracticable the performance by such party of any of its obligations hereunder: act of God, war, terrorism, civil commotion, riot, acts of public enemies, blockade or embargo, fire, explosion, lightning, casualty, accident, flood, sabotage, national defense requirements, labor trouble, strike, lockout or injunction, governmental requests, lows regulations, orders or actions whether valid or invalid (including import or export prohibitions or priorities, requisitions, allocations and price adjustment restrictions); breakage or failure of machinery or apparatus; inability to obtain power, materials, facilities, equipment, communication or transportation; or any other event, whether or not of the class or kind enumerated herein, beyond the control of such party such as cannot be circumvented by reasonable diligence and without unusual expense. The party claiming relief hereunder shall notify the affected parties in writing of the events causing delay or default in performance. The party failing to fulfill its obligations shall, however, take reasonable steps to remove or otherwise address the impediment to action.

                (d) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that: (i) Company may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Company may, without the consent of any of the Operating Affiliates, assign, delegate or transfer any of its rights or obligations under this Agreement to one or more of its Affiliates; and (ii) no Operating Affiliate may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without Company's consent. Notwithstanding the foregoing, any party possessed of an obligation to render Services or Cross Services may discharge that obligation in whole or in part through third parties.

                (e) Governing Law and Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH JURISDICTION. VENUE FOR ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EXCLUSIVELY THE STATE OR FEDERAL COURTS LOCATED IN MONTGOMERY COUNTY, PENNSYLVANIA. THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF SUCH COURTS.

                (f) Counterparts. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                (g) Severability. If any provision of this Agreement or the application of any such provision to any party or circumstance shall be declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable so as to materially effectuate the parties' intent.

                (h) Entire Agreement. This Agreement memorializes, constitutes and supercedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any person other than the parties hereto any rights or remedies hereunder. The Attachments to this Agreement are hereby incorporated into this Agreement.

                (i) Independent Contractors. Except as otherwise set forth in this Agreement, the parties hereto are independent contractors. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency franchise or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other, except to the extent specifically provided herein.

                (j) Defined Terms. Capitalized terms used herein shall have the meanings set forth herein. In this Agreement, the words "including", "include" and "includes" shall each be deemed to be followed by the term "without limitation". For purposes of this Agreement, "Affiliate" shall mean, as applied to any entity, any other entity directly or indirectly controlling, controlled by, or under direct or indirect common control with, such entity. For purposes of this definition, "control" (including the terms "controlling," "controlled by," and "common control with") as applied to any entity, means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

                (k)     Confidentiality.

                        (i) Confidential Information. "Confidential Information" means with respect to a party hereto, this Agreement, together with all confidential business or technical information or materials of such party. Anything to the contrary notwithstanding, Confidential Information shall not include information or materials that the Receiving Party demonstrates: were known to the Receiving Party prior to the Effective Date free of any obligation of nondisclosure; were in the public domain prior to the date received by a Receiving Party hereunder or which subsequently came into the public domain through no fault of the Receiving Party; were lawfully received by the Receiving Party from a third party free of any obligation of nondisclosure; or are or were independently developed by the Receiving Party or any of its Affiliates, employees, consultants or agents without reference to any Confidential Information of the Disclosing Party.

                        (ii) Nondisclosure of Confidential Information. All Confidential Information supplied by a party (the "Disclosing Party") to the other party (the "Receiving Party") shall remain solely and exclusively the property of the Disclosing Party. Except as expressly authorized herein or by prior written consent of the Disclosing Party, which consent may be withheld in the Disclosing Party's sole discretion, the Receiving Party shall not use, or disclose to any third party, any of the Disclosing Party's Confidential Information. The

Receiving Party shall only disclose the Disclosing Party's Confidential Information to those of its Affiliates, employees and their respective contractors who have a need to know it for the purposes of this Agreement and who have executed a written non-disclosure agreement containing terms substantially similar to this Section 6(k) regarding such Confidential Information. The Receiving Party shall protect the Confidential Information of the Disclosing Party with the same level of care with which it protects its own Confidential Information, but in no event with less than reasonable care. Each party shall be responsible for any unauthorized use or disclosure of any the other party's Confidential Information received by it and its Affiliates and their respective employees, agents, representatives and consultants.

                        (iii) Compelled Disclosures. Notwithstanding the foregoing, the Receiving Party may disclose the Disclosing Party's Confidential Information to the extent that the Receiving Party is required by any applicable governmental authority to do so; provided, however, that in such event, to the extent permitted by applicable law, the Receiving Party shall notify the Disclosing Party and shall cooperate with the Disclosing Party in any attempt to contest or limit such required disclosure, at the Disclosing Party's sole expense.

                (l) Records. Company shall maintain the business records pertaining to the Services and will retain the records pertaining to each of the Services for a period of twelve months after the cessation of such Services. At any Operating Affiliate's request, Company shall provide to such Operating Affiliate copies of records pertaining to the Services provided to it or its subsidiaries.

                (m) Headings. All headings used herein are for convenience only and shall not be referred to in construction of this Agreement.

                (n) New Operating Affiliates. Any Affiliate of Pegasus Communications Corporation may join this Agreement by executing an Affiliate Agreement substantially in the form attached hereto as Attachment C. Company hereby consents to execute any such Affiliate Agreement. Upon any such joinder, such Pegasus Communications Corporation Affiliate shall constitute an Operating Affiliate hereunder and shall be entitled to all of the rights, and subject to all of the obligations, of an Operating Affiliate hereunder.

                (o) Several Liability. Notwithstanding anything in this Agreement to the contrary, the obligations of each Operating Affiliate hereunder shall be several and not joint; no Operating Affiliate shall be liable in any respect for the obligations of any other Operating Affiliate.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year set forth below.

ARGOS SUPPORT SERVICES COMPANY

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


B.T. SATELLITE, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


BRIDE COMMUNICATIONS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


CARR RURAL TV, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


DBS TELE-VENTURE, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


DIGITAL TELEVISION SERVICES OF INDIANA, LLC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PBT HOLDING, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

PEGASUS BROADCAST TELEVISION I, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS SATELLITE FINANCE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS SATELLITE TELEVISION I, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


DTS MANAGEMENT, LLC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


GOLDEN SKY DBS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


GOLDEN SKY HOLDINGS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

GOLDEN SKY SYSTEMS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


HENRY COUNTY MRTV, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


HMW, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS BROADCAST ASSOCIATES, L.P.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS BROADCAST TELEVISION, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS BROADCAST TOWERS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS COMMUNICATIONS CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

PEGASUS COMMUNICATIONS CORPORATION PAC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS COMMUNICATIONS MANAGEMENT COMPANY

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS DEVELOPMENT 107 CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS DEVELOPMENT 107 LICENSE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS DEVELOPMENT 9182 CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President


PEGASUS DEVELOPMENT CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

PEGASUS DEVELOPMENT DBS CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS GUARD BAND, LLC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS LETTER OF CREDIT SUBSIDIARY, INC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS MEDIA & COMMUNICATIONS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS REAL ESTATE COMPANY

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS RURAL BROADBAND, LLC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS RURAL TELEVISION, LLC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

PEGASUS PCS PARTNERS, LP

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS SATELLITE COMMUNICATIONS HOLDINGS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS SATELLITE COMMUNICATIONS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS SATELLITE DEVELOPMENT CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS SATELLITE TELEVISION OF ILLINOIS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PEGASUS SATELLITE TELEVISION, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

PEGASUS TRAVEL, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PMC SATELLITE DEVELOPMENT, LLC

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PORTLAND BROADCASTING, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PRIMEWATCH, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


PST HOLDINGS, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


SATELLITE ACCESS CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


SOUTH PLAINS DBS, L.P.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

TELECAST OF FLORIDA, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WDSI LICENSE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WFXU CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WFXU LICENSE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WGFL CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WGFL LICENSE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

WILF, INC.

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WOLF LICENSE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WPME CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WPME LICENSE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------


WTLH LICENSE CORPORATION

By:    /s/Scott A. Blank
       -------------------------------------
Title: Senior Vice President
       -------------------------------------

                                  ATTACHMENT A

                              OPERATING AFFILIATES

ALL PEGASUS ENTITIES (including non-debtor affiliates)

ARGOS SUPPORT SERVICES COMPANY
B.T. SATELLITE, INC.
BRIDE COMMUNICATIONS, INC.
CARR RURAL TV, INC.
DBS TELE-VENTURE, INC.
DIGITAL TELEVISION SERVICES OF INDIANA, LLC
PBT HOLDING, INC.
PEGASUS BROADCAST TELEVISION I, INC.
PEGASUS SATELLITE FINANCE CORPORATION
PEGASUS SATELLITE TELEVISION I, INC.
DTS MANAGEMENT, LLC
GOLDEN SKY DBS, INC.
GOLDEN SKY HOLDINGS, INC.
GOLDEN SKY SYSTEMS, INC.
HENRY COUNTY MRTV, INC.
HMW, INC.
PEGASUS BROADCAST ASSOCIATES, L.P.
PEGASUS BROADCAST TELEVISION, INC.
PEGASUS BROADCAST TOWERS, INC.
PEGASUS COMMUNICATIONS CORPORATION
PEGASUS COMMUNICATIONS CORPORATION PAC
PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
PEGASUS DEVELOPMENT 107 CORPORATION
PEGASUS DEVELOPMENT 107 LICENSE CORPORATION
PEGASUS DEVELOPMENT 9182 CORPORATION
PEGASUS DEVELOPMENT CORPORATION
PEGASUS DEVELOPMENT DBS CORPORATION
PEGASUS GUARD BAND, LLC
PEGASUS LETTER OF CREDIT SUBSIDIARY, INC.
PEGASUS MEDIA & COMMUNICATIONS, INC.
PEGASUS REAL ESTATE COMPANY
PEGASUS RURAL BROADBAND, LLC
PEGASUS RURAL TELEVISION, LLC
PEGASUS PCS PARTNERS, LP
PEGASUS SATELLITE COMMUNICATIONS HOLDINGS, INC.
PEGASUS SATELLITE COMMUNICATIONS, INC.
PEGASUS SATELLITE DEVELOPMENT CORPORATION
PEGASUS SATELLITE TELEVISION OF ILLINOIS, INC.
PEGASUS SATELLITE TELEVISION, INC.
PEGASUS TRAVEL, INC.
PMC SATELLITE DEVELOPMENT, LLC

PORTLAND BROADCASTING, INC.
PRIMEWATCH, INC.
PST HOLDINGS, INC.
SATELLITE ACCESS CORPORATION
SOUTH PLAINS DBS, L.P.
TELECAST OF FLORIDA, INC.
WDSI LICENSE CORPORATION
WFXU CORPORATION
WFXU LICENSE CORPORATION
WGFL CORPORATION
WGFL LICENSE CORPORATION
WILF, INC.
WOLF LICENSE CORPORATION
WPME CORPORATION
WPME LICENSE CORPORATION
WTLH LICENSE CORPORATION

                                  ATTACHMENT B

                                    SERVICES

        (1) The Services described in this Section 1 are "Support Services". Charges for Support Services shall be based upon actual costs (including direct and indirect costs) incurred by Company in the performance of such Support Services. Charges are based upon the level of effort devoted by Company resources to each Operating Affiliate; allocations among Operating Affiliates may be based upon: (i) the cost of compensation of each Operating Affiliate compared to total cost of compensation of all Operating Affiliates, (ii) the net assets employed by each Operating Affiliate compared to total net assets of all Operating Affiliates, (iii) the net revenue generated by each Operating Affiliate compared to total net revenue generated by all Operating Affiliates, or (iv) other similar allocation methods.

                o   Accounting and Financial Reporting

                o   Cash and Treasury Management

                o   Communications - Investor Relations and Corporate

                o   Employee Benefit Plan Management

                o   Engineering; and Research and Development

                o   Executive and Staff Administration

                o   Financial Planning and Analysis

                o   General and Administrative Services

                o   Global Sales and Service

                o   Government Operations

                o   Human Resources and Administration

                o   In-house Legal Administration

                o   Insurance

                o   Payroll Management

                o   Purchasing, Procurement and Transportation Administration

                o   Quality Assurance

                o   Systems Administration

                o   Tax Services

                o   Miscellaneous Services and Costs

        (2) The Services described in this Section 2 are "Shared Services and Benefits". Charges for Shared Services and Benefits are based upon each Operating Affiliate's (and its subsidiaries') share of actual costs (including direct and indirect costs) incurred by Company in the performance of such Shared Services and Benefits.

                o   Employee Bonuses and Compensation

                o   Employee Stock Purchase Plan

                o   Healthcare, Medical, Insurance and Other Employee Welfare
                    Plans

                o   Property and Casualty Insurance

                o   Office Space

                o   Telecommunication Services

                o   401(k) Plan

                o   Other Miscellaneous Shared Services

        (3) With respect to the provision of third party guaranties and indemnities (including making or the co-making of Lenders of Credit and Surety Bonds) for the benefit of an Operating Affiliate (or any of its subsidiaries), the applicable Operating Affiliate shall pay Company a fee based upon the interest spread over the London interbank offered rate (LIBOR) that the applicable Operating Affiliate (or such subsidiary) pays on its borrowings, either actual or estimated.

                                  ATTACHMENT C

                               AFFILIATE AGREEMENT

                This Affiliate Agreement ("Affiliate Agreement") is between Pegasus Communications Management Company, a Pennsylvania corporation ("Company"), and [____________], a [______] [_____] ("Joining Operating
Affiliate").

                Company and certain Affiliates of Joining Operating Affiliate are party to that certain Support Services Agreement, effective as of May 1, 2004 (the "Agreement"; capitalized terms used but not defined herein have the meanings set forth in the Agreement). Joining Operating Affiliate wishes to join, and Company wishes to permit Joining Operating Affiliate to join, the Agreement.

The parties hereto agree as follows:

1. By its execution of this Affiliate Agreement, Joining Operating Affiliate agrees to become a party to the Agreement and to be bound by all of the obligations undertaken by an Operating Affiliate thereunder, as if Joining Operating Affiliate were an original signatory thereto.

2. By its execution of this Affiliate Agreement, Company agrees to allow Joining Operating Affiliate to become a party to the Agreement and that Joining Operating Affiliate is entitled to all of the benefits under the Agreement to which an Operating Affiliate is entitled thereunder, as if Joining Operating Affiliate were an original signatory thereto.

3. Each party hereto agrees and confirms that the obligations of each Operating Affiliate under the Agreement are several and not joint, and that no Operating Affiliate shall be responsible in any respect for the obligations of any other Operating Affiliate.

PEGASUS COMMUNICATIONS                  [JOINING OPERATING AFFILIATE]
MANAGEMENT COMPANY
By:                                     By:
   ----------------------------------      ------------------------------------

Its:                                    Its:
   ----------------------------------      ------------------------------------

Date:                                   Date:
   ----------------------------------      ------------------------------------